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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Bionx Implants, Inc.

         We consent to the use of our report, incorporated herein by reference, in the Form S-8 of Bionx Implants, Inc.


/s/KPMG LLP
Philadelphia, Pennsylvania
February 7, 2000



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